UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22974

EAGLE POINT CREDIT COMPANY INC.

(Exact name of Registrant as specified in charter)

20 Horseneck Lane

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann

Philip T. Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

Item 1. Schedule of Investments.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2016

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Debt
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F (7.59% due 10/19/27) (4)	$1,150,000	$1,046,182	$934,087	0.37%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class F (7.78% due 7/15/27) (4)	3,500,000	3,171,928	2,572,500	1.01%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (6.73% due 7/18/27) (4)	750,000	705,784	609,488	0.24%
Zais CLO 3, Ltd.	CLO Secured Note - Class E (7.98% due 7/15/27) (4)	2,600,000	2,317,526	1,889,550	0.74%
			7,241,420	6,005,625	2.36%
CLO Equity
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 16.40% due 1/20/26) (5)(6)	2,125,000	1,502,751	1,689,321	0.66%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 15.34% due 4/15/25) (5)(6)	11,177,500	7,200,599	6,719,806	2.63%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 18.04% due 7/18/28) (5)	5,600,000	4,789,120	5,344,406	2.09%
Arrowpoint CLO 2014-2, Ltd.	CLO Subordinated Note (estimated yield of 17.25% due 3/12/26) (5)	3,400,000	1,750,079	1,754,412	0.69%
Atlas Senior Loan Fund, Ltd.	CLO Subordinated Note (estimated yield of 38.12% due 8/15/24) (5)(6)	6,350,000	2,734,698	3,088,442	1.21%
Atrium IX	CLO Subordinated Note (estimated yield of 15.87% due 2/28/24) (5)	7,460,000	4,981,828	5,159,271	2.02%
Avery Point V CLO, Ltd.	CLO Income Note (estimated yield of 14.57% due 7/17/26) (5)	10,875,000	7,257,673	3,640,018	1.43%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 16.65% due 1/18/25) (5)(6)	12,939,125	7,523,845	7,244,209	2.84%
Battalion CLO IX Ltd.	CLO Subordinated Note (estimated yield of 19.03% due 7/15/28) (5)(6)	18,250,000	15,238,321	12,809,511	5.02%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 15.45% due 1/22/25) (5)	5,000,000	3,762,619	3,390,134	1.33%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 20.75% due 11/23/25) (5)	8,180,000	5,762,886	5,450,590	2.13%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 18.41% due 10/16/25) (5)	8,300,000	4,888,588	5,302,854	2.08%
CIFC Funding 2013-I, Ltd.	CLO Subordinated Note (estimated yield of 4.77% due 4/16/25) (5)	5,400,000	3,657,072	3,087,464	1.21%
CIFC Funding 2013-II, Ltd.	CLO Subordinated Note (estimated yield of 14.79% due 4/21/25) (5)(6)	12,325,000	6,249,439	6,848,544	2.68%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 27.80% due 4/21/25) (5)	4,025,000	1,376,079	2,181,747	0.85%
CIFC Funding 2014, Ltd.	CLO Subordinated Note (estimated yield of 18.04% due 4/18/25) (5)(6)	13,387,500	8,259,723	7,366,181	2.88%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 18.04% due 4/18/25) (5)	500,000	333,515	263,510	0.10%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 16.19% due 7/22/26) (5)	5,000,000	3,741,852	3,014,408	1.18%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (estimated yield of 14.11% due 10/17/26) (5)	7,000,000	5,031,059	3,827,998	1.50%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (estimated yield of 20.99% due 10/19/27) (5)(6)	11,616,216	8,757,842	9,711,325	3.80%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (estimated yield of 19.52% due 7/15/27) (5)(6)	27,300,000	19,658,350	21,359,999	8.36%
Flagship CLO VIII, Ltd.	CLO Subordinated Note (estimated yield of 14.82% due 1/16/26) (5)(6)	20,000,000	13,555,189	8,921,873	3.49%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 14.82% due 1/16/26) (5)	7,360,000	4,693,313	2,929,323	1.15%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (estimated yield of 13.12% due 10/15/26) (5)	5,000,000	3,292,561	2,053,997	0.80%
GoldenTree Loan Opportunities VIII, Limited	CLO Subordinated Note (estimated yield of 17.20% due 4/19/26) (5)	16,560,000	12,838,360	11,179,501	4.38%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 13.43% due 10/22/25) (5)	5,750,000	4,168,141	2,014,689	0.79%
KVK CLO 2013-1 Ltd.	CLO Subordinated Note (estimated yield of 37.35% due 4/14/25) (5)	2,575,000	818,683	921,726	0.36%
KVK CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 28.49% due 1/15/26) (5)	4,650,000	1,765,415	1,717,407	0.67%
LCM XVIII Limited Partnership	CLO Income Note (estimated yield of 14.29% due 4/20/27) (5)	1,736,842	1,128,947	1,137,632	0.45%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 18.64% due 4/22/22) (5)	9,050,000	5,478,355	5,605,730	2.20%
Madison Park Funding XIV, Ltd.	CLO Subordinated Note (estimated yield of 15.81% due 7/20/26) (5)	2,200,000	1,608,864	1,690,408	0.66%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 15.12% due 7/25/29) (5)	3,000,000	2,673,000	2,635,615	1.03%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 14.24% due 5/13/25) (5)	2,975,000	1,824,737	1,654,560	0.65%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 15.67% due 10/28/25) (5)	10,526,000	7,686,654	6,398,331	2.51%
Marathon CLO VIII Ltd.	CLO Subordinated Note (estimated yield of 19.42% due 7/18/27) (5)	14,500,000	11,845,352	12,244,827	4.80%
Octagon Investment Partners 26, Ltd.	CLO Subordinated Note (estimated yield of 16.96% due 4/15/27) (5)(6)	13,750,000	10,932,397	11,312,129	4.43%
Octagon Investment Partners 27, Ltd.	CLO Subordinated Note (estimated yield of 17.05% due 7/15/27) (5)(6)	14,800,000	13,120,319	13,652,182	5.35%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 18.17% due 1/15/24) (5)(6)	12,325,000	8,054,279	3,982,348	1.56%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 18.17% due 1/15/24) (5)	4,250,000	2,582,053	1,327,199	0.52%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 15.76% due 4/15/26) (5)	3,000,000	2,044,220	1,388,129	0.54%
Octagon Investment Partners XVII, Ltd.	CLO Subordinated Note (estimated yield of 15.08% due 10/25/25) (5)	12,000,000	8,266,241	4,731,379	1.85%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 13.45% due 8/12/26) (5)	2,500,000	1,983,123	1,328,766	0.52%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 12.13% due 10/20/25) (5)	6,750,000	5,303,166	4,128,529	1.62%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 12.29% due 4/15/26) (5)	2,500,000	1,635,201	976,602	0.38%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (estimated yield of 21.00% due 4/15/25) (5)(6)	2,125,000	1,499,629	1,119,525	0.44%
Symphony CLO XII, Ltd.	CLO Subordinated Note (estimated yield of 18.38% due 10/15/25) (5)	1,250,000	671,833	681,655	0.27%

See accompanying notes to the consolidated schedule of investments

2

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2016

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Equity
THL Credit Wind River 2013-2 CLO Ltd.	Class M Note (estimated yield of 7.68% due 1/18/26) (5)	1,275,000	-	287,666	0.11%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.15% due 1/18/26) (5)	11,462,250	7,815,036	6,877,729	2.69%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 17.43% due 4/18/26) (5)	11,800,000	7,063,776	7,554,978	2.96%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 17.65% due 1/22/27) (5)	13,000,000	10,066,768	10,426,978	4.08%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 19.39% due 7/15/28) (5)(6)	13,050,000	11,698,047	13,041,703	5.11%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (estimated yield of 15.28% due 10/14/26) (5)	10,000,000	7,910,406	6,184,336	2.42%
Zais CLO 3, Ltd.	CLO Subordinated Note (estimated yield of 19.04% due 7/15/27) (5)(6)	11,750,000	8,013,798	9,203,802	3.60%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 20.20% due 10/15/28) (5)	4,350,000	3,627,900	3,627,900	1.42%
			310,123,701	282,193,304	110.50%
Loan Accumulation Facilities (7)
Ares XLI CLO Ltd.	Loan Accumulation Facility (Preference shares)	11,230,000	11,230,000	11,230,000	4.40%
Barings CLO Ltd. 2016-III	Loan Accumulation Facility (Preference shares)	11,870,000	11,870,000	11,870,000	4.65%
Bristol Park CLO, Ltd.	Loan Accumulation Facility (Preference shares)	7,875,000	7,875,000	7,889,716	3.09%
Mountain View CLO XI Ltd.	Loan Accumulation Facility (Class A preference shares)	13,800,000	13,800,000	14,182,926	5.55%
THL Credit Wind River 2016-3 CLO Ltd.	Loan Accumulation Facility (Convertible subordinated shares)	2,580,000	2,580,000	2,584,837	1.01%
			47,355,000	47,757,479	18.70%

Total investments at fair value as of September 30, 2016			$364,720,121	$335,956,408	131.56%

Net assets above (below) fair value of investments				(80,597,997)

Net assets as of September 30, 2016				$255,358,411

(1)	The Company does not “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”), any of the issuers listed. In general, under the 1940 Act, we would be presumed to “control” an issuer if we owned 25% or more of its voting securities.
(2)	All investments categorized as structured finance securities.
(3)	Fair value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors (the “Board”).
(4)	CLO debt positions reflect the coupon rates as of September 30, 2016.
(5)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted as needed. The estimated yield and investment cost may ultimately not be realized.
(6)	Fair value includes the Company’s interest in fee rebates on CLO subordinated notes.
(7)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to the consolidated schedule of investments

3

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2016, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, and Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a customary custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, a wholly-owned subsidiary of the Adviser, is the administrator of the Company.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of newly issued CLO equity, the Company may receive fee rebates from the CLO issuer. The majority of the Company’s interests in fee rebates are held in the name of Eagle Point Credit Company Sub LLC.

4

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

5

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are accepted by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors as set forth in the Company’s valuation policy, including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a nationally recognized valuation firm as an input to the Company’s evaluation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered by the Company in its evaluation of the fair value of such investments and is not determinative of the Company’s assessment of such fair value.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

Interest income from investments in CLO equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO equity investments and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income may include the Company’s share of income under the terms of Class M notes and fee rebate agreements and is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its Class M notes and fee rebate agreements and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes due 2020 (the “Series 2020 Notes”). For the nine months ended September 30, 2016, the Company was charged a total of $2,869,817 in interest expense on the Series A Term Preferred Stock, of which, $0 was payable as of September 30, 2016. For the nine months ended September 30, 2016, the Company was charged a total of $2,258,098 in interest expense on the Series 2020 Notes, of which $0 was payable as of September 30, 2016.

Interest expense also includes the Company’s amortization of deferred debt issuance costs associated with its Series A Term Preferred Stock and its Series 2020 Notes, as well as amortization of original issue discount associated with its Series 2020 Notes.

See Note 7 “Mandatorily Redeemable Preferred Stock” and Note 8 “Unsecured Notes” for further discussion relating to the Series A Term Preferred Stock issuance and the Series 2020 Notes issuance, respectively.

Deferred Debt Issuance Costs

Deferred debt issuance costs consist of fees and expenses incurred in connection with the issuances of the Series A Term Preferred Stock and Series 2020 Notes, as well as unamortized original issue discount associated with the Series 2020 Notes. Deferred debt issuance costs were capitalized at the time of issuance and will be amortized on a straight-line basis, which approximates the effective interest method, over the respective terms of the Series A Term Preferred Stock and Series 2020 Notes. Amortization of deferred debt issuance costs are reflected in the interest expense on mandatorily redeemable preferred stock and interest expense on unsecured notes payable balances in the Consolidated Statement of Operations. In the event of an early termination of the Company’s Series A Term Preferred Stock or its Series 2020 Notes, the remaining balance of unamortized deferred debt issuance costs associated with such debt will be accelerated into interest expense.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of September 30, 2016.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and shelf registration expenses. Shelf registration expenses represent fees and expenses incurred in connection with the Company’s shelf registration, not allocated to the Series 2020 Notes and follow-on common stock offering costs.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated schedule of investments to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the Company’s federal income tax return.

As of September 30, 2016, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$428,757,176

Gross unrealized appreciation	4,618,600
Gross unrealized depreciation	(97,419,369)
Net unrealized depreciation	$(92,800,769)

Eagle Point Credit Company Sub LLC, a wholly-owned subsidiary of the Company, has elected to be treated as a corporation for federal income tax purposes. For the nine months ended September 30, 2016, the Company incurred $135,600 in Delaware franchise tax expense. Additionally, Eagle Point Credit Company Sub LLC incurred $217,825 in federal income tax expense and $56,167 in state income tax expense.

Distributions

Distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders from net investment income, if any, are expected to be declared and paid quarterly. Distributions paid to common stockholders are recorded as a liability on declaration date and are automatically reinvested in full shares of the Company as of the payment date, in accordance with the Company’s dividend reinvestment plan (the “DRIP”). The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular quarterly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net investment income over the Company’s aggregate quarterly distributions paid during the year.

The characterization of distributions paid to stockholders reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to re-characterization for federal income tax purposes at year-end.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2016:

Fair Value Measurement

	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$6,005,625	$6,005,625

CLO Equity	-	-	282,193,304	282,193,304

Loan Accumulation Facilities	-	-	47,757,479	47,757,479

Total Investments at Fair Value	$-	$-	$335,956,408	$335,956,408

There were no transfers of investments between these levels during the nine months ended September 30, 2016.

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2016:

Change in Investments Classified as Level III

					Loan
					Accumulation
	CLO Debt		CLO Equity		Facilities		Total

Beginning Balance at January 1, 2016	$5,843,523		$182,953,024		$45,484,071		$234,280,618

Purchases of investments	845,820	(1)	94,129,639	(1)	61,655,000		156,630,459

Proceeds from sales or maturity of investments	(877,590)		(37,250,784)		(59,970,308)	(1)	(98,098,682)

Net (amortization) accretion of premiums or discounts on CLO debt securities	29,760		-		-		29,760

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	164,112		42,361,425		588,716		43,114,253

Balance as of September 30, 2016	$6,005,625		$282,193,304		$47,757,479		$335,956,408

Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2016	$132,625		$41,911,082		$268,408		$42,312,115

(1)	Reflects $845,820 and $36,790,618 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO debt and CLO equity, respectively.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of September 30, 2016 was $42,312,115.

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2016. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements, as of September 30, 2016.

	Quantitative Information about Level III Fair Value Measurements

	Fair Value as of	Valuation
Assets	September 30, 2016	Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$282,193,304	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%

			Constant Prepayment Rate (1)	20.00%

			Reinvestment Spread	3.50% - 3.95% / 3.80%

			Reinvestment Price	99.00%

			Reinvestment Floor (2)	1.00%

			Recovery Rate	68.53% - 70.00% / 69.54%

			Discount Rate to Maturity	8.60% - 38.38% / 13.87%

(1)	Assumed 0% constant prepayment rate for already defaulted and performing assets trading below $70 bid price
(2)	Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of CLO Secured Notes

The Company’s CLO debt has been valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of September 30, 2016.

The Adviser categorizes CLO secured notes as Level III investments. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

Risks of Investing in Loan Accumulation Facilities

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk

An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(Unaudited)

issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment

As of the date of the consolidated schedule of investments, interest rates in the United States are near historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Leverage Risk

The Company has incurred leverage through the issuances of the Series A Term Preferred Stock and the Series 2020 Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

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Item 2. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (the Registrant’s principal executive officer) and Chief Financial Officer (the Registrant’s principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Filed as exhibits herewith are separate certifications for the Chief Executive Officer and the Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	November 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	November 16, 2016

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer

Date:	November 16, 2016

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